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                         WAIVER AND AMENDMENT AGREEMENT

                  WAIVER AND AMENDMENT AGREEMENT (this "Agreement"), dated as of December 8, 1998, between General Electric Capital Corporation, a New York corporation (the "Lender"), Polychem Corporation, a Pennsylvania corporation ("Polychem"), The Eastwind Group, Inc., a Delaware corporation ("Eastwind"), and ConMat Technologies, Inc., a Florida corporation ("ConMat"). Unless otherwise stated or defined herein, capitalized terms used herein shall have the meanings given to them in the Loan and Security Agreement.

         WHEREAS, Lender and Polychem are parties to a Loan and Security Agreement (the "Loan and Security Agreement"), dated as of September 30, 1998, pursuant to which Lender has agreed to make revolving credit advances and a term loan to Polychem;

         WHEREAS, Lender and Eastwind are parties to a Guarantee (the "Guarantee"), dated as of September 30, 1998, pursuant to which Eastwind has agreed to guarantee the Obligations (as defined therein) of Polychem under the Loan and Security Agreement;

         WHEREAS, Eastwind currently owns all of the outstanding shares of Polychem (the "Polychem Common Stock");

         WHEREAS, Lender and Eastwind are parties to a Stock Pledge Agreement (the "Stock Pledge Agreement"), dated as of September 30, 1998, pursuant to which Eastwind has pledged the Polychem Common Stock to Lender;

         WHEREAS, Section 5(i) of the Loan and Security Agreement requires Polychem and Eastwind, in its capacity as a Credit Party, to obtain the written consent of Lender prior to directly or indirectly selling, transferring or otherwise disposing of the Polychem Common Stock;

         WHEREAS, Section 6(a) of the Stock Pledge Agreement requires Eastwind to obtain the written consent of Lender prior to selling, transferring or otherwise disposing of the Polychem Common Stock;

         WHEREAS, pursuant to Section 6.3 of the Loan and Security Agreement, Eastwind, in its capacity as a Credit Party, has delivered a power of attorney in favor of the Lender, dated as of September 30, 1998;

         WHEREAS, Eastwind and ConMat desire to enter into a Share Exchange Agreement (the "Share Exchange Agreement") whereby ConMat will acquire the Polychem Common Stock from Eastwind in exchange for one million shares of newly issued common stock of ConMat, par value $0.001 per share and one million three hundred thirty-three thousand three hundred thirty-three (1,333,333) shares of newly issued Series A convertible preferred stock of ConMat, par value $0.001 per share (the "Share Exchange"); and

         WHEREAS, it is a condition to the closing under the Share Exchange Agreement that the Lender release Eastwind from all liability under the Guarantee.

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         NOW THEREFORE, intending to be legally bound hereby and in consideration of the mutual covenants contained herein and for other good, valuable and sufficient consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

         1. Waiver. Lender hereby waives compliance by Polychem and Eastwind with Section 5(i) of the Loan and Security Agreement in connection with the Share Exchange.

         2. Amendment to Loan and Security Agreement. Lender and Eastwind hereby agree to amend the Loan and Security Agreement to:

         a) delete all references therein to "The Eastwind Group, Inc." and to substitute "ConMat Technologies, Inc." in lieu thereof;

         b) replace Exhibit L-1 thereto in its entirety with Exhibit B hereto;
            and

         c) replace Exhibit M-1 thereto in its entirety with Exhibit A hereto.

         3. Release of Eastwind by Lender. Upon the effectiveness of this Agreement, Eastwind shall be released from all of its obligations and duties arising under the Stock Pledge Agreement and the Guarantee.

         4. Effectiveness. This Agreement shall become effective upon the satisfaction of each of the following conditions:

                   a) Upon receipt from Lender of all the existing certificates representing or evidencing the Polychem Common Stock, and the existing related undated stock power endorsed in blank, ConMat shall have delivered to the Lender new certificates representing or evidencing all of the Polychem Common Stock, and a related undated stock power endorsed in blank;

                   b) Lender shall have received an executed guarantee made by
                      ConMat in favor of the Lender (the "New Guarantee"), in substantially the form attached hereto as Exhibit A;

                   c) Lender shall have received an executed stock pledge
                      agreement made by ConMat in favor of the Lender (the "New Stock Pledge Agreement"), in substantially the form attached hereto as Exhibit B;

                   d) ConMat shall have delivered a power of attorney in favor of the Lender (the "New Power of Attorney"), in substantially the form attached hereto as Exhibit C;

                   e) Lender shall have received a copy of the resolutions of the


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                      Board of Directors of ConMat certified by its secretary
                      approving the execution, delivery and performance by ConMat of this Agreement, the New Guarantee, the New Stock Pledge Agreement and the New Power of Attorney and the transactions contemplated hereby; and

                   f) Lender shall have received a copy of the resolutions of the Board of Directors of Eastwind certified by its secretary approving the execution, delivery and performance by Eastwind of this Agreement and the transactions contemplated hereby.

         5. Representations and Warranties.

            5.1 ConMat hereby represents and warrants to the Lender that:

         (a) (i) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged, (ii) it has the power and authority and the legal right and capacity to execute and deliver, and to perform its obligations under this Agreement, the New Guarantee, the New Stock Pledge Agreement and the New Power of Attorney and has taken all necessary action to authorize its execution, delivery and performance of this Agreement, the New Guarantee, the New Stock Pledge Agreement and the New Power of Attorney;

         (b) this Agreement, the New Guarantee, the New Stock Pledge Agreement and the New Power of Attorney constitute legal, valid and binding obligations of ConMat enforceable in accordance with their terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

         (c) the execution, delivery and performance of this Agreement, the New Guarantee, the New Stock Pledge Agreement and the New Power of Attorney will not violate any provision of any Requirement of Law or Contractual Obligation of ConMat and will not result in or require the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or any of its Contractual Obligations;

         (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, any shareholder or creditor of ConMat) is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, the New Guarantee, the New Stock Pledge Agreement and the New Power of Attorney; and


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         (e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of ConMat threatened by or against it or against any of its properties or revenues (1) with respect to this Agreement, the New Guarantee, the New Stock Pledge Agreement and the New Power of Attorney, or any of the transactions contemplated hereby, or (2) which could have a material adverse effect on the business, property, or financial or other condition of this Agreement, the New Guarantee, the New Stock Pledge Agreement and the New Power of Attorney.

            5.2 Polychem hereby represents and warrants to the Lender that each and every of its representations and warranties contained in the Loan and Security Agreement is true and correct (except to the extent that any such representation or warranty is expressly made as of an earlier date) and that no Event of Default or Default has occurred or is continuing.

         6. Miscellaneous Terms and Conditions.

            6.1 Loan and Security Agreement in Full Force and Effect. Except as amended or waived by this Agreement, all of the provisions of the Loan and Security Agreement shall remain in full force and effect from and after the date hereof.

            6.2 References to Loan and Security Agreement. From and after the effectiveness of this Agreement, (a) all references in the Loan and Security Agreement to "this Agreement," "hereof," "herein," or similar terms, (b) all references to the Loan and Security Agreement in the Loan Documents, or any other documents or instruments executed or delivered in connection with the Loan and Security Agreement, and (c) all references to the Loan and Security Agreement shall mean and refer to the Loan and Security Agreement as amended by this Waiver and Amendment Agreement.

            6.3 Further Assurances. At the request of either party, the other party shall deliver any further instruments and take all reasonable actions as may be necessary or appropriate to effectuate the transactions contemplated by this Agreement.

            6.4 GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

IN WITNESS WHEREOF, the parties have executed this Waiver and Amendment Agreement upon the date first written above.

                                     GENERAL ELECTRIC CAPITAL CORPORATION
                                           /s/ James DeSantis
                                           ------------------
                                     By: James DeSantis
                                     Title: Duly Authorized Signatory


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                                     THE EASTWIND GROUP, INC
                                           /s/ Paul A. DeJuliis     .
                                           --------------------
                                     By: Paul A. DeJuliis
                                     Title: Chairman and Chief Executive Officer

                                     CONMAT TECHNOLOGIES, INC.
                                           /s/ Steven B. Rosner
                                           --------------------
                                     By: Steven B. Rosner
                                     Title:________________

                                     POLYCHEM CORPORATION

                                           /s/ Theodore F. Rutkowski
                                           -------------------------
                                     By: Theodore F. Rutkowski
                                     Title: President



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